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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 20, 2003



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



         1-6140                                         71-0388071
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(Commission File Number)                             (I.R.S. Employer
                                                    Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                               72201
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.         Financial Statements and Exhibits

     99         Press Release dated May 20,2003

Item 12.             Results of Operations and Financial Condition.

                     On May 20, 2003, the registrant issued a press release announcing its financial results for the 13 weeks ending May 3, 2003. A copy of the press release is furnished as Exhibit 99.






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                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DILLARD'S, INC.



DATED: May 21, 2003      By: /s/  James I. Freeman
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                      Name:  James I. Freeman
                      Title: Senior Vice President & Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                    Description

        99                     Press Release dated May 20, 2003.